UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

VWR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36673	26-0237871
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, Pennsylvania 19087

(Address of Principal executive offices, including Zip Code)

(610) 386-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On October 7, 2014, in connection with the closing of the initial public offering (the “IPO”) of VWR Corporation (the “Company”), the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Varietal Distribution Holdings, LLC (“VWR Holdings”), the Company’s sole stockholder prior to the IPO. Pursuant to the Registration Rights Agreement, VWR Holdings will be entitled to request that the Company register its shares on a long-form or short-form registration statement on one or more occasions in the future, which registrations may be “shelf registrations.” VWR Holdings will also be entitled to participate in certain registered offerings by the Company, subject to the restrictions in the Registration Rights Agreement. The Company will pay VWR Holdings’ expenses in connection with VWR Holdings’ exercise of these rights. The registration rights described in this paragraph apply to (i) shares of the Company’s common stock held by VWR Holdings as of the closing of the IPO, (ii) any of the Company’s capital stock (or that of its subsidiaries) issued or issuable with respect to the common stock described in clause (i) with respect to any dividend, distribution, recapitalization, reorganization, or certain other corporate transactions, and (iii) any of the Company’s common stock held by Madison Dearborn Partners, LLC (“Madison Dearborn Partners”) and its affiliates (“Registrable Securities”). These registration rights are also for the benefit of any subsequent holder of Registrable Securities; provided that any particular securities will cease to be Registrable Securities when they have been sold in a registered public offering, sold in compliance with Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), or repurchased by the Company or its subsidiaries. In addition, with the consent of the Company and holders of a majority of Registrable Securities, any Registrable Securities held by a person other than Madison Dearborn Partners, Avista Capital Partners, L.P., and their respective affiliates will cease to be Registrable Securities if they can be sold without limitation under Rule 144 of the Securities Act.

The foregoing is only a summary of the material terms of the Registration Rights Agreement, and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Director Nomination Agreement

On October 7, 2014, in connection with the closing of the IPO, the Company entered into a director nomination agreement (the “Director Nomination Agreement”) with VWR Holdings. The Director Nomination Agreement provides that VWR Holdings has the right to designate nominees for election to the board of directors for so long as VWR Holdings beneficially owns 10% or more of the total number of shares of the Company’s common stock then outstanding. Madison Dearborn Partners may cause VWR Holdings to assign its designation rights under the Director Nomination Agreement to Madison Dearborn Partners or to a Madison Dearborn Partners affiliate so long as Madison Dearborn Partners and its affiliates are the beneficial owners of 50% or more of VWR Holdings’ voting equity interests.

The number of nominees that VWR Holdings is entitled to designate under this agreement will bear the same proportion to the total number of members of the board of directors as the number of shares of the Company’s common stock beneficially owned by VWR Holdings bears to the total number of shares of the Company’s common stock outstanding, rounded up to the nearest whole number. In addition, VWR Holdings shall be entitled to designate the replacement for any of its board designees whose board service terminates prior to the end of the director’s term regardless of VWR Holdings’ beneficial ownership at such time. VWR Holdings shall also have the right to have its designees participate on committees of the board of directors proportionate to its stock ownership, subject to compliance with applicable law and stock exchange rules. This agreement will terminate at such time as VWR Holdings owns less than 10% of the Company’s outstanding common stock.

The foregoing is only a summary of the material terms of the Director Nomination Agreement, and is qualified in its entirety by reference to the Director Nomination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Income Tax Receivable Agreement

On October 7, 2014, in connection with the closing of the IPO, the Company entered into an income tax receivable agreement (the “Income Tax Receivable Agreement”) with VWR Holdings. The Company distributed to VWR Holdings the right to receive payment from the Company of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that the Company and its subsidiaries actually realize (or are deemed to realize in the case of a change of control, certain subsidiary dispositions or certain other events, as discussed below) as a result of the utilization of the Company and its subsidiaries’ net operating losses attributable to periods prior to the closing of the IPO.

For purposes of the Income Tax Receivable Agreement, cash savings in income tax will be computed by reference to the reduction in the liability for income taxes resulting from the utilization of the tax benefits subject to the Income Tax Receivable Agreement. The term of the Income Tax Receivable Agreement will commence upon consummation of the IPO and will continue until all relevant tax benefits have been utilized or have expired. VWR Holdings will not reimburse the Company for any payments previously made if such tax benefits are subsequently disallowed (although future payments would be adjusted to the extent possible to reflect the result of such disallowance). As a result, in such circumstances the Company could make payments under the Income Tax Receivable Agreement that are greater than the Company’s actual cash tax savings.

While the actual amount and timing of any payments under the Income Tax Receivable Agreement will vary depending upon a number of factors, including the amount and timing of the taxable income the Company and its subsidiaries generate in the future, and the Company’s and its subsidiaries’ use of net operating loss carryforwards, the Company expects that during the term of the Income Tax Receivable Agreement the payments that it may make could be material. Assuming no material changes in the relevant tax law and that the Company and its subsidiaries earn sufficient taxable income to realize the full tax benefits subject to the Income Tax Receivable Agreement, the Company would expect that future payments under the Income Tax Receivable Agreement will aggregate to approximately $172.0 million.

If the Company undergoes a change of control, the Income Tax Receivable Agreement will terminate and the Company will be required to make a payment equal to the present value (at a discount rate of LIBOR plus 1.00%) of anticipated future payments under the Income Tax Receivable Agreement, which payment would be based on certain assumptions, including those relating to the Company and its subsidiaries’ future taxable income, and may therefore significantly exceed the actual tax benefits the Company ultimately realize from its net operating losses and those of its subsidiaries. Additionally, if the Company sells or otherwise disposes of any of its subsidiaries in a transaction that is not a change of control, the Company will be required to make a payment equal to the present value of future payments under the Income Tax Receivable Agreement attributable to the tax benefits of such subsidiary that is sold or disposed of, applying the assumptions described above, which may also result in a payment significantly in excess of the actual tax benefits we ultimately realize from its net operating losses and those of its subsidiaries.

The Income Tax Receivable Agreement provides that in the event that the Company breaches any of its material obligations under it, whether as a result of the Company’s failure to make any payment when due (subject to a specified cure period), failure to honor any other material obligation under it or by operation of law as a result of the rejection of it in a case commenced under the United States Bankruptcy Code or otherwise, then all its payment and other obligations under the Income Tax Receivable Agreement will be accelerated and will become due and payable applying the same assumptions described above. Such payments could significantly exceed the Company’s actual cash tax savings that have been or will be realized.

Because the Company is a holding company with no operations of its own, its ability to make payments under the Income Tax Receivable Agreement is dependent on the ability of its subsidiaries to make distributions to it. The agreements governing the indebtedness of its subsidiaries impose restrictions on the ability of the Company’s subsidiaries to make distributions to the Company, which could affect its ability to make payments under the Income Tax Receivable Agreement. To the extent that the Company is unable to make payments under the Income Tax Receivable Agreement for any reason, such payments will be deferred and will accrue interest at a rate of LIBOR plus 3.00% per annum until paid.

The Company agrees under the Income Tax Receivable Agreement not to incur, and not to permit any of its subsidiaries to incur, any new restrictions that limit its ability to make payments under such agreement or the ability of its subsidiaries to make payments to the Company for that purpose.

The foregoing is only a summary of the material terms of the Income Tax Receivable Agreement, and is qualified in its entirety by reference to the Income Tax Receivable Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Upon the closing of the IPO, VWR Funding, Inc. (“VWR Funding”) intends to amend its notice of redemption initially posted on September 17, 2014 to holders of its 10.75% Senior Subordinated Notes due 2017 (the “Notes”) declaring that VWR Funding will redeem $502.0 million in aggregate principal amount of the Notes on October 17, 2014 (the “Redemption Date”), using proceeds from the completion of the IPO.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grants of Options

On October 1, 2014, in connection with the pricing of the IPO, the Company granted time-vesting stock options under the VWR Corporation 2014 Equity Incentive Plan to the following named executive officers in the following amounts:

Name	Stock Options
Manuel Brocke-Benz	450,000
Gregory L. Cowan	148,500
Peter Schuele	117,000
Theodore C. Pulkownik	117,000
Mark McLoughlin	117,000

The stock options are unvested as of the date of grant, and will vest over five years, with 40 percent vesting on the second anniversary of the date of grant and five percent vesting quarterly thereafter, subject to the recipient continuously providing services to the Company through each such date. The stock options have a seven-year term, and the exercise price of the options is the initial public offering price of $21.00. Any unvested options will be forfeited upon any termination of the recipient, and will fully vest upon a change-in-control provided that the recipient has not been terminated prior to such change-in-control.

The foregoing is only a summary of the material terms of the stock option agreements, and is qualified in its entirety by reference to the form of stock option agreements, which is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On or about October 7, 2014, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the amended and restated certificate of incorporation, the amended and restated by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

The Company expects to maintain standard policies of insurance that provide coverage (1) to its directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act and (2) to the Company with respect to indemnification payments that it may make to such directors and officers.

The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is incorporated by reference as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2014, in connection the closing of the IPO, the Company filed with the Secretary of State of Delaware an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and adopted amended and restated Bylaws (the “Amended and Restated Bylaws”) to effect, among other things, a 102 to 1 stock split and other changes to the authorized capitalization of the Company. Upon the closing of the IPO, the total amount of the authorized capital stock consists of 750,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of undesignated preferred stock, par value $0.01 per share. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws were also amended to contain provisions that may delay, defer or discourage another party from acquiring control of the Company, including, among other items, authorized undesignated preferred stock, special notice requirements for stockholder proposals and a classified board of directors divided into three classes of directors.

The foregoing is only a summary of the material terms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Registration Rights Agreement by and between VWR Corporation and Varietal Distribution Holdings, LLC

10.2	Director Nomination Agreement by and between VWR Corporation and Varietal Distribution Holdings, LLC

10.3	Income Tax Receivable Agreement by and between VWR Corporation and Varietal Distribution Holdings, LLC

10.4	Form of Nonqualified Stock Option Agreement pursuant to the VWR Corporation 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.55 to VWR Corporation’s Amendment No. 3 to the Registration Statement filed with the SEC on September 17, 2014)

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.52 to VWR Corporation’s Amendment No. 3 to the Registration Statement filed with the SEC on September 17, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR CORPORATION

/s/ George Van Kula
Date: October 7, 2014	Name:	George Van Kula
	Title:	Senior Vice President, Human Resources, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Registration Rights Agreement by and between VWR Corporation and Varietal Distribution Holdings, LLC

10.2	Director Nomination Agreement by and between VWR Corporation and Varietal Distribution Holdings, LLC

10.3	Income Tax Receivable Agreement by and between VWR Corporation and Varietal Distribution Holdings, LLC

10.4	Form of Nonqualified Stock Option Agreement pursuant to the VWR Corporation 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.55 to VWR Corporation’s Amendment No. 3 to the Registration Statement filed with the SEC on September 17, 2014)

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.52 to VWR Corporation’s Amendment No. 3 to the Registration Statement filed with the SEC on September 17, 2014)